AAM EQUITY FUND

                                   PROSPECTUS

                                  JUNE 3, 2005



INVESTMENT OBJECTIVE:
Long-term capital appreciation





1018 Kanawha Boulevard East
Suite 301
Charleston, West Virginia 25301
1-888-905-2283






















         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................4

HOW TO BUY SHARES..............................................................4

HOW TO REDEEM SHARES...........................................................7

DETERMINATION OF NET ASSET VALUE...............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................9

MANAGEMENT OF THE FUND........................................................11

FINANCIAL HIGHLIGHTS..........................................................13

PRIVACY POLICY................................................................14

FOR MORE INFORMATION..................................................Back Cover

                               RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE

     The investment objective of the AAM Equity Fund is to provide long-term capital appreciation.

     PRINCIPAL STRATEGIES

     The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations of $1 billion or more. The Fund's advisor selects stocks that it believes offer growth opportunities at a reasonable price, based on several criteria, including:

o    price-earnings ratio;
o    rate of earnings growth;
o management stability (based on information from the company's public records);
o    past financial stability;
o the company's position in its industry (based on current and projected sales); and
o    dividend record.

     As the Fund will primarily invest in dividend-paying common stocks, it is expected that the Fund will generate some current income in addition to long-term capital appreciation. Under normal circumstances, at least 80% of the total assets of the Fund will be invested in common stocks.

     The Fund may sell all or a portion of its investment in a company if the company's price-earnings ratio moves significantly above its long-term (five year) average or, if the company experiences a dramatic, negative change in its earnings, rate of growth or industry leadership position.

     PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The strategy used by the Fund's advisor may fail to produce the intended results.
o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

     IS THE FUND RIGHT FOR YOU?

     The Fund may be suitable for:

o Long-term investors seeking a fund with a capital appreciation investment strategy
o Investors who can tolerate the greater risks associated with common stock investments

     GENERAL

     The investment objective of the Fund may be changed without shareholder approval. The Fund's policy to invest at least 80% of its assets in common stocks will not be changed without at least 60 days prior notice to shareholders.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

     The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings are available in the Statement of Additional Information, which can be requested free of charge by calling 1-888-905-2283.

     HOW THE FUND HAS PERFORMED

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                       Total Return as of December 31st 1,

                                [CHART OMITTED]


                        1999              13.76%
                        2000              -1.33%
                        2001              -6.76%
                        2002             -19.07%
                        2003              22.69%
                        2004               9.69%


     During the period shown, the highest return for a quarter was 15.63% (2nd quarter, 2003); and the lowest return was -16.19% (3rd quarter, 2002).

1 The Fund was organized to acquire all the assets and liabilities of the AAM Equity Fund, a series of Ameriprime Funds (the "Predecessor Fund"), in a tax-free reorganization, to be effective as of June 6, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart includes the Predecessor Fund's returns.


                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/2004:
                        --------------------------------------------------------------

                                                                            1 YEAR         5 YEARS          SINCE
                                                                            ------         -------          -----
                                                                                                        INCEPTION 1
                                                                                                        -----------

The Fund
     Return Before Taxes                                                     9.69%           0.04%           2.32%
     Return After Taxes on Distributions2                                    8.94%          -0.24%           2.08%
     Return After Taxes on Distributions
        and Sale of Fund Shares2                                             7.08%          -0.07%           1.90%
INDEX (reflects no deductions for fees, expenses or taxes)
     S&P 500 Index3                                                         10.83%          -2.31%           2.53%

1 Inception of the Predecessor Fund, June 30, 1998

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

3The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy and, as such, is representative of a broader market and range of securities than is found in the Fund's portfolio.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases .......................NONE
    Maximum Deferred Sales Charge (Load)....................................NONE
    Redemption Fee1.........................................................NONE
    Exchange Fee ...........................................................NONE

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
    Management Fees........................................................1.15%
    Distribution (12b-1) Fees...............................................NONE
    Other Expenses.........................................................0.02%
    Total Annual Fund Operating Expenses...................................1.17%
    Fee Waiver2............................................................0.02%
    Net Expenses...........................................................1.15%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The Fund's advisor has contractually agreed through February 28, 2006 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15% of average daily net assets.

     Example:
     --------

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

     1 YEAR              3 YEARS                5 YEARS               10 YEARS
     ------              -------                -------               --------
      $117                 $370                   $642                  $1419


                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $50. These minimums may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

     INITIAL PURCHASE

     BY MAIL - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check (subject to the minimum amounts) made payable to the Fund.

     Mail the application and check to:

U.S. MAIL:      AAM Equity Fund                              OVERNIGHT:         AAM Equity Fund
                c/o Unified Fund Services, Inc.                                 c/o Unified Fund Services, Inc.
                P.O. Box 6110                                                   431 North Pennsylvania Street
                Indianapolis, Indiana 46206-6110                                Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 1-888-905-2283 to obtain instructions on how to set up your account and to obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington National Bank
      ABA #0440-0002-4
      Attn: AAM Equity Fund
      Account Name___________________________________(write in shareholder name)
      For the Account #______________________________(write in account number) D.D.A.#_____________

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

     ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

     -your name                         -the name of your account(s)
     -your account number(s)            -a check made payable to AAM Equity Fund

     Checks should be sent to the AAM Equity Fund at the address listed under the heading "How to Buy Shares - By Mail" in this Prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares - By Wire" in this Prospectus.

     AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

     TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

     OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent will not accept third party checks, cashier checks, counter checks, travelers checks, money orders or credit card checks. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. MAIL:      AAM Equity Fund                              OVERNIGHT:         AAM Equity Fund
                c/o Unified Fund Services, Inc.                                 c/o Unified Fund Services, Inc.
                P.O. Box 6110                                                   431 North Pennsylvania Street
                Indianapolis, Indiana 46206-6110                                Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed with 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-888-905-2283 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 1-888-905-2283. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     FUND POLICY ON MARKET TIMING - The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing and there can be no assurance that the Fund will be able to do so. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 1-888-905-2283. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss that may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

     The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     TAXES. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

     The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

TYPE OF TRANSACTION                                          TAX STATUS
-------------------                                          ----------

Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                    Ordinary income rate
Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*
Sales of shares                                              Gains taxed at generally maximum 15%
(including redemptions) owned                                on non-corporate taxpayers*
more than one year
Sales of shares                                              Gains are taxed at the same rate as ordinary
(including redemptions) owned                                income; losses are subject to special rules
for one year or less

*For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.


                             MANAGEMENT OF THE FUND

     Appalachian Asset Management, Inc., 1018 Kanawha Boulevard East, Suite 301, Charleston, West Virginia 25301 serves as investment advisor to the Fund. As of January 1, 2005, the advisor managed over $14 million in assets. During the fiscal year ended October 31, 2004, the Fund's predecessor paid the advisor a fee equal to 1.15% of its average daily net assets.

     Under the terms of the management agreement, the advisor manages the Fund's investments, subject to approval of the Board of Trustees, and pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay for their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. For its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of its average daily net assets.

     Each annual report of the Fund will contain information about the factors that the Fund's board of directors considered in approving the Fund's management agreement.

     The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     ABOUT THE PORTFOLIO MANAGER. Mr. Knox Fuqua serves as the Fund's portfolio manager. He has been primarily responsible for the day-to-day management of the Fund's portfolio since the inception of the Predecessor Fund in 1998, working with a committee for a portion of that time. Mr. Fuqua has been President and Chief Investment Officer of the advisor since its it was founded in 1992. He has over fifteen years of investment experience managing equity accounts. Mr. Fuqua is a graduate of Tennessee Technological University, and began his investment career with 1st American Bank (Lee, Robinson & Steine) in Nashville, Tennessee.

     The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal year ended October 31, 2004 was audited by Cohen McCurdy, Ltd., whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's annual report, which is available upon request. The information for prior years was audited by another independent accounting firm.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                           YEARS ENDED OCTOBER 31
                                                     --------------------------------------------------------------
                                                          2004         2003         2002       2001        2000
                                                     ------------   -----------  ----------- ---------  -----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $       9.80   $     8.48   $      9.63 $   11.53   $    10.99
                                                     ------------   ----------   ----------- ---------   ----------
Income from investment operations:
     Net investment income                                   0.03         0.04          0.09      0.05         0.03
     Net realized and unrealized gain (Loss)                 0.65         1.36        (1.19)    (1.92)         0.55
                                                     ------------   ----------    ----------  --------  -----------
Total from investment operations                             0.68         1.40        (1.10)    (1.87)         0.58
                                                     ------------   ----------    ----------  --------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                            (0.04)       (0.08)        (0.05)    (0.03)       (0.04)
                                                     ------------   ----------    ----------  --------  -----------
Total distributions                                        (0.04)       (0.08)        (0.05)    (0.03)       (0.04)
                                                     ------------   ----------    ----------  --------  -----------

Net asset value, end of period                       $      10.44   $      9.80  $      8.48  $   9.63  $    11.53
                                                     ============   ===========  ===========  ========  ==========

TOTAL RETURN                                                6.89%        16.58%     (11.49%)  (16.28%)        5.28%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $     14,387   $    17,231  $     7,857  $  5,371  $     5,295
Ratio of expenses to average net assets                     1.15%         1.20%        1.33%     1.30%        1.35%
Ratio of expenses to average net assets
     before reimbursement                                   1.17%         1.15%        1.20%     1.15%        1.15%
Ratio of net investment income to
     average net assets                                     0.26%         0.41%        0.83%     0.30%        0.02%
Ratio of net investment income to average
     net assets before waiver & reimbursement               0.24%         0.47%        0.95%     0.46%        0.22%
Portfolio turnover rate                                    49.76%        34.26%       20.06%    21.63%       32.79%

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations, including policies and procedures relating to the disclosure of Fund portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal period.

     Call the Fund at 1-888-905-2283 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. To obtain free copies of the SAI and the Fund's annual and semi-annual reports, you may also visit the Fund's website at http://www.aamequity.com.
------------------------

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and
                                                        ------------------
copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by
                                                      ------------------
writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act #811-21237

                                 AAM EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 3, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus of AAM Equity Fund dated June 3, 2005. This SAI incorporates by reference the Annual Report to Shareholders of the AAM Equity Fund, a series of AmeriPrime Funds, for the fiscal year ended October 31, 2004 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-888-905-2283.

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS.........................................................5

INVESTMENT ADVISOR.............................................................8

TRUSTEES AND OFFICERS.........................................................10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................13

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15

PORTFOLIO TURNOVER............................................................16

DETERMINATION OF NET ASSET VALUE..............................................17

REDEMPTION IN-KIND............................................................18

STATUS AND TAXATION OF THE FUND...............................................18

CUSTODIAN.....................................................................20

FUND SERVICES.................................................................20

ACCOUNTANTS...................................................................21

DISTRIBUTOR...................................................................21

PROXY VOTING POLICIES.........................................................21

FINANCIAL STATEMENTS..........................................................22

DESCRIPTION OF THE TRUST AND FUND

     The AAM Equity Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on March 13, 2005. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund's advisor is Appalachian Asset Management (the "Advisor").

     The Fund intends to acquire all the assets of the AAM Equity Fund, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization on June 6, 2005. The Predecessor Fund commenced operations on June 30, 1998. The Fund is a continuation of the Predecessor Fund.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series, so long as the proportionate beneficial interest the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A.  EQUITY   SECURITIES.   Equity  securities   consist  of  common  stock,
         -------------------
convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds. The Advisor will limit the Fund's investment in convertible securities to those rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if unrated, of comparable quality in the opinion of the Advisor.

     B. AMERICAN  DEPOSITARY  RECEIPTS (ADRS).  The Fund may invest up to 10% of
        -------------------------------------
its assets in ADRs. ADRs are subject to risks similar to those associated with direct investment in foreign securities. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     C. REAL  ESTATE  INVESTMENT  TRUSTS  (REITS).  A REIT is a  corporation  or
        -----------------------------------------
business trust that invests substantially all of its assets in interests in real estate. The Fund's investments in REITs will be those characterized as equity REITs. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity

REITs may be affected by any changes in the value of the underlying property owned by the trusts.

     D. INDEXED SECURITIES.  The Fund may purchase indexed securities consistent
        ------------------
with the Fund's investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     E. EXCHANGE TRADED FUNDS. The Fund may invest in a range of exchange traded
        ---------------------
funds. Exchange traded funds may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDSSM and Nasdaq-100 Index Tracking Stock ("QQQQs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index") and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust") that owns shares in proportion to the weightings of the stocks comprising the Dow Index. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the AMEX. QQQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 and whose shares trade on the AMEX. SPDRs, DIAMONDS and QQQQs are considered to be investment companies.

     F.  REPURCHASE  AGREEMENTS.  The Fund may invest in  repurchase  agreements
         ----------------------
fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Huntington Bank, N.A. (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     G. FINANCIAL SERVICES INDUSTRY OBLIGATIONS.  The Fund may invest in each of
        ---------------------------------------
the following obligations of the financial services industry:

     (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. The variable rate paid by the issuer may be tied to changes in the value of an equity index.

     (2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


INVESTMENT LIMITATIONS

     FUNDAMENTAL.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  SENIOR  SECURITIES.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC")or its staff.

     3. UNDERWRITING.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL  ESTATE.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  COMMODITIES.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  LOANS.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8.  DIVERSIFICATION.  The Fund  will not  invest in the  securities  of any
         ---------------
issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL.  The following  limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  PLEDGING.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  BORROWING.  The Fund will not purchase any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. SHORT SALES. The Fund will not effect short sales of securities.
        -----------

     5.  OPTIONS.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles.

     6.  ILLIQUID  INVESTMENTS.  The Fund may not purchase  illiquid  securities
         ---------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

     7. LOANS OF PORTFOLIO SECURITIES. The Fund will not make loans of portfolio
        -----------------------------
securities.

     8. 80% INVESTMENT POLICY. Under normal  circumstances,  at least 80% of the
        ---------------------
Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in common stocks. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope which the notice is delivered unless the notice is delivered separate from any other communications to the Fund's shareholders.

INVESTMENT ADVISOR

     The Fund's investment advisor is Appalachian Asset Management, 1018 Kanawha Boulevard East, Suite 301, Charleston, West Virginia. AAM Investments LLC owns all of the outstanding shares of the Advisor and is deemed to control the Advisor. AAM Investments LLC is a financial services company. The Advisor has provided a uniquely comprehensive and personalized package of investments and total financial consulting services to small to medium sized businesses and foundations since 1992.


     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses (including organizational expenses). As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund. The Advisor has contractually agreed through February 28, 2006 to reimburse the Fund for the fees and expenses of the Independent Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15% of average daily net assets.


     The following table describes the advisory fees paid to the Advisor by the Predecessor Fund for the last three fiscal periods:

           ---------------------------------------------------------------------------------------------------------
           FISCAL YEAR ENDED                ADVISORY FEES EARNED     TOTAL EXPENSES          NET ADVISORY FEES PAID
                                                                     REIMBURSED
                                                                     AND/OR WAIVED
           ---------------------------------------------------------------------------------------------------------
           October 31, 2002                     $76,031                  $8,498              $67,533
           ---------------------------------------------------------------------------------------------------------
           October 31, 2003                     $146,055                 $6,840              $139,215
           ---------------------------------------------------------------------------------------------------------
           October 31, 2004                    $167,594                  $2,864              $164,730
           ---------------------------------------------------------------------------------------------------------

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on May 25, 2005. Prior to the meeting, the Trustees received and reviewed materials provided by the Advisor in advance of the meeting, including current financial statements and Form ADV Part II of the Advisor, and a letter to the Board from the Advisor describing its current business and compliance activities. In its materials, the Advisor advised the Board that there were no proposed changes to the Management Agreement previously in place for the Predecessor Fund.

The Advisor also notified the Board that it contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund so that total operating expenses do not exceed 1.15% of average daily net assets through February 28, 2006.

     At the meeting, the Trustees then reviewed reports comparing the Predecessor Fund's performance, th Fund's management fee and total expenses to those of its peer group. The Trustees noted that the Fund's total expenses (after reimbursement) are lower than its peer group's (1.15% v. 1.58%) and, that the Predecessor Fund outperformed its benchmark and its peer group for the one year ended March 31, 2005. The Board then contacted held a telephone conference with the Fund's Portfolio Manager to discuss the Predecessor Fund's performance and the Advisor's business and compliance activities. The Portfolio Manger advised the Board that he manages the Fund and approximately 10 other separate accounts, and that he does not received any performance-based compensation. The Trustees questioned him about the Advisor's use of soft dollars, profitability of the Management Agreement and whether any personnel changes at the firm are anticipated. The Portfolio Manager advised the Board that the Advisor does not engage in soft dollar arrangements, that the Management Agreement is not profitable because the Advisor is reimbursing Fund expenses and, that no changes in personnel or management style are expected at the Advisor. He also stated that the Advisor had engaged a compliance specialist to assist in preparing a revised compliance manual, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws.

     Based on, among other factors, the Fund's low expense ratio and positive performance record, the Trustees, including the Independent Trustees, unanimously determined that the Management Agreement between the Trust and the Advisor on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees noted that the Management Agreement would remain in effect for a period of two years from the date of its execution and, thereafter, from year to year, subject to approval by the Board of Trustees, including a majority of the Independent Trustees.

     The Advisor retains the right to use the name AAM in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name AAM automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

ABOUT THE PORTFOLIO MANAGERS

     Mr. Knox Fuqua serves as the sole portfolio manager to the Fund and, as such, is responsible for making the investment decisions for the Fund ( "Portfolio Manager"). As of June 3, 2005, the Portfolio Manager was responsible for the management of the following types of accounts:

----------------------------- ----------------------- ----------------------------- -----------------------
NUMBER OF ACCOUNTS BY         TOTAL ASSETS BY         NUMBER OF ACCOUNTS BY TYPE    TOTAL ASSETS BY
                                                                                    ACCOUNT TYPE SUBJECT
ACCOUNT TYPE                  ACCOUNT TYPE            SUBJECT TO A PERFORMANCE FEE  TO A PERFORMANCE FEE
----------------------------- ----------------------- ----------------------------- -----------------------
Mutual Funds:                 N/A                     0                             N/A


Hedge Funds:                  N/A                     0                             N/A


Other Accounts: 10            $25 million             0                             N/A
----------------------------- ----------------------- ----------------------------- -----------------------

     The Portfolio Manager is compensated for his services by the Advisor. The Portfolio Manager receives a fixed salary that is not tied to the performance of the Fund or any private client account. As of June 3, 2005, the Portfolio Manager did not own any shares of the Fund.

     To the extent that a Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata, average price per share basis.


TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The  following  table  provides   information   regarding  the  Independent
Trustees.


----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
COMPLEX,** TERM OF POSITION WITH TRUST                AND OTHER  DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime
Independent Trustee, December 2002 to present         Funds since 1995 and AmeriPrime Advisors Trust since July 2002;
                                                      Trustee of Access Variable Insurance Trust since April 2003;
                                                      Trustee of CCMI Funds from June 2003 through March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder of The Rose, Inc., a registered
                                                      investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent       Advisors Trust since November 2002 and AmeriPrime Funds since
Trustee, December 2002 to present                     December 2002; Trustee of CCMI Funds from June 2003 through
                                                      March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President of International Crankshaft Inc., an automotive
                                                      equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present         and General Manager from 1990 to 2003; Trustee of The Unified
                                                      Funds from 1994 to 2002; Trustee of Firstar Select Funds, a
                                                      REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime
                                                      Advisors Trust since November 2002 and AmeriPrime Funds since
                                                      December 2002; Trustee of CCMI Funds from June 2003 through
                                                      March 2005.
----------------------------------------------------- ----------------------------------------------------------------

*    The address for each trustee is 431 N. Pennsylvania St.,  Indianapolis,  IN
     46204.

** Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.

     The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2004.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.


----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
COMPLEX,** TERM OF POSITION WITH TRUST                AND OTHER DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and Legal Counsel of The
                                                      Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                     Executive Vice President and Director from 1990 to 2000;
                                                      Director of First State Financial since 1998; Director, Vice
                                                      President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and AmeriPrime
                                                      Funds since December 2002; Trustee of CCMI Funds from June
                                                      2003 through March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             Executive Vice President of Unified Fund Services, Inc., the
                                                      Trust's administrator, since June 2004, Senior Vice President
President, July 2004 to present                       from April 2003 to June 2004; Senior Vice President and Chief
                                                      Information Officer of Unified Financial Services, Inc., the
                                                      parent company of the Trust's administrator and distributor, from 1997 to November 2004; President of AmeriPrime Funds and
                                                      AmeriPrime Advisors Trust since July 2004; President of CCMI
                                                      Funds from July 2004 through March 2005.
----------------------------------------------------- ----------------------------------------------------------------


----------------------------------------------------- ----------------------------------------------------------------
Thomas G. Napurano (1941)                             Chief Financial Officer and Executive Vice President of
                                                      Unified Financial Services, Inc., the parent company of the
Chief Financial Officer and Treasurer, December       Trust's administrator and distributor, since 1989, Director
2002 to present                                       from 1989 to March 2002; irector of Unified Financial
                                                      Securities, Inc., the Trust's distributor, since December
                                                      2004, Chief Financial Officer and Executive Vice President
                                                      since June 1990; Executive Vice President, Treasurer, and
                                                      Chief Financial Officer of Unified Fund Services, Inc., the
                                                      Trust's administrator, since 1990, Director since 2004;
                                                      Treasurer and Chief Financial Officer of AmeriPrime Funds and
                                                      AmeriPrime Advisors Trust since October 2002; Treasurer and
                                                      Chief Financial Officer of CCMI Funds from June 2003 through
                                                      March 2005; Treasurer of The Unified Funds from 1994 to 2002 and Firstar Select Funds from 1997 to 2000.
----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since December 2003; Assistant Vice President
Secretary, September 2004 to present                  of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
                                                      Trust Officer from 1998 to 2000; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust; Secretary of CCMI Funds from
                                                      September 2004 through March 2005; Principal Accounting
                                                      Officer of Lindbergh Funds from February 2004 to February 2005.
----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chief Compliance Officer of AmeriPrime Advisors Trust and CCMI
                                                      Funds since October 2004; Chief Compliance Officer of Unified
Chief Compliance Officer, October 2004 to present     Financial Securities, Inc., the Trust's distributor, since
                                                      December 2004 and from 1997 to 2000, Chairman from 1997 to
                                                      December 2004, President from 1997 to 2000; Director of
                                                      Compliance of Unified Fund Services, Inc., the Trust's
                                                      administrator, from October 2003 to September 2004; Chief
                                                      Compliance Officer of Unified Financial Services, Inc., the
                                                      parent company of the Trust's administrator and distributor, from 2000 to 2004.
----------------------------------------------------- ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2004.

-------------------------------------- ----------------------------------- -----------------------------------------
                                                                           AGGREGATE DOLLAR RANGE OF SHARES OF ALL
               TRUSTEE                    DOLLAR RANGE OF FUND SHARES           FUNDS WITHIN THE FUND COMPLEX*
-------------------------------------- ----------------------------------- -----------------------------------------
Gary E. Hippenstiel                                   None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Ronald Tritschler                                     None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Stephen Little                                        None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Daniel Condon                                         None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------

* Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.

     Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis. Trustees' and officers' fees and expenses of the Trust are Fund Complex expenses and each series incurs its expenses at the same rate.


==================================== ==================== ==================== =================== =====================
                                          AGGREGATE           PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
                                        COMPENSATION          RETIREMENT         BENEFITS UPON     FROM TRUST AND FUND
       INDEPENDENT TRUSTEES             FROM THE FUND      BENEFITS ACCRUED        RETIREMENT            COMPLEX*
                                                            AS PART OF FUND
                                                               EXPENSES
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $ 1,440                $0                   $0                $36,000
Chairman of the Audit Committee
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,440                 $0                   $0                $36,000
Board
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel Condon, Trustee                      $ 960                 $0                   $0                $24,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
==================================== ==================== ==================== =================== =====================
   NON-INDEPENDENT TRUSTEES AND           AGGREGATE           PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
             OFFICERS                   COMPENSATION          RETIREMENT         BENEFITS UPON     FROM TRUST AND FUND
                                        FROM THE FUND      BENEFITS ACCRUED        RETIREMENT            COMPLEX*
                                                            AS PART OF FUND
                                                               EXPENSES
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee               $960                  $0                   $0                $24,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Thomas G. Napurano, CFO and                  $0                   $0                   $0                   $0
Treasurer
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony Ghoston, President and CEO           $0                   $0                   $0                   $0
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Freddie Jacobs, Secretary                    $0                   $0                   $0                   $0
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Lynn Wood, Chief Compliance Officer        $5,000                 $0                   $0                $125,000
==================================== ==================== ==================== =================== =====================

* Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of June 3, 2005, the Fund did not have any control persons or principal shareholders:


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Any research benefits received by the Advisor are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Fund or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received For the fiscal year ended October 31, 2004, the Advisor did not direct any brokerage transactions to brokers on the basis of research services provided by such brokers to the Advisor or the Predecessor Fund.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     The following table provides information regarding the amount of brokerage commissions paid by the Predecessor Fund for the last three fiscal years:

------------------------------------------ -------------------------------------
            FISCAL YEAR END                      BROKERAGE COMMISSIONS PAID

------------------------------------------ -------------------------------------
           October 31, 2002                              $9,720
------------------------------------------ -------------------------------------
           October 31, 2003                             $20,309
------------------------------------------ -------------------------------------
           October 31, 2004                             $23,448
------------------------------------------ -------------------------------------

     The Trust and the Advisor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund or the Advisor, free of charge, by calling the Fund at 1-888-905-2283. You may also obtain copies of the Trust's Code from documents filed with SEC and available on the SEC's web site at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or
(iv) understandings or expectations between the parties that the information will be kept confidential. In addition, such third parties will be subject to an independent obligation not to trade on confidential information or they must confirm to the Fund that they will not use such confidential information to trade for their own account.

     Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Predecessor Fund's portfolio turnover rate for the fiscal year ended October 31, 2004 was 49.76, and the portfolio turnover rate for the fiscal year ended October 31, 2003 was 343.26%. The Fund's portfolio turnover rate decreased significantly during the 2004 fiscal year because the Fund was not required to sell off as many portfolio securities in order to meet redemptions.


DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on weekends, most federal holidays, and Good Friday.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

     Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The Board of Trustees annually approves the pricing service used by the Fund's fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets                 =  Net Asset Value Per Share
                    ----------------------
                      Shares Outstanding

     An example of how the Predecessor Fund calculated its net asset value per share as of the fiscal year ended October 31, 2004 is as follows:

         $        14,387,169              =          $10.44
          --------------------------------
                     1,378,354



REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.



STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as
                 ---
a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");
o    Diversify its investments in securities  within certain  statutory  limits;
     and
o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of October 31, 2004, the Predecessor Fund had no tax capital loss carryforwards.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE ABOVE AND FOR INFORMATION REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAXES.


CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or officers or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder account (subject to various minimum monthly fees, the maximum being $1,250 per month (for assets of $10 million or more).

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Advisor at an annual rate of 0.05% of the Fund's assets for the first $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets from $100 million to $150 million and 0.03% over $100 million (subject to a minimum fee of $2,500 per month).

     The following table provides information regarding fees paid by the Advisor on behalf of the Predecessor Fund to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services.


------------------------------- ---------------------------- ---------------------------- ----------------------------
      FISCAL YEAR ENDED                FEES PAID FOR             FEES PAID FOR FUND              FEES PAID FOR
                                      TRANSFER AGENT             ACCOUNTING SERVICES        ADMINISTRATIVE SERVICES
                                         SERVICES
------------------------------- ---------------------------- ---------------------------- ----------------------------
October 31, 2004                            $17,883                    $24,539                       $30,135
------------------------------- ---------------------------- ---------------------------- ----------------------------
October 31, 2003                            $11,774                    $18,033                       $30,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
October 31, 2002                            $10,996                    $18,505                       $43,987
------------------------------- ---------------------------- ---------------------------- ----------------------------


ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2005. Cohen McCurdy performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are a director and/or officers of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibility regarding proxy voting for securities held by the Fund to the Fund's Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisor's proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor's proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     The Advisor's policies and procedures state that the Advisor generally relies on the individual Portfolio Manager to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The Advisor generally opposes proposals that it considers to have the potential for negative impact on shareholders.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling 1-888-905-2283 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204,
Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. A copy of the votes cast by the
                                   -----------
Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by reference to the Predecessor Fund's Annual Report to Shareholders for the period ended October 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-888-905-2283.

                            DOBSON COVERED CALL FUND

                                   PROSPECTUS

                                  JUNE 3, 2005


INVESTMENT OBJECTIVE:
Total return over the long term.




1422 S. Van Ness Street
Santa Ana, California 92707
877-2-DOBSON (877-236-2766)
www.dobsoncapital.com

























         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE


RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................4

HOW TO BUY SHARES..............................................................5

HOW TO REDEEM SHARES...........................................................7

DETERMINATION OF NET ASSET VALUE...............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................10

MANAGEMENT OF THE FUND........................................................12

FINANCIAL HIGHLIGHTS..........................................................14

PRIVACY POLICY................................................................15

FOR MORE INFORMATION..................................................Back Cover

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Dobson Covered Call Fund is total return over the long term.

PRINCIPAL STRATEGIES

     The Fund invests primarily in dividend paying common stocks of U.S. issuers represented in the S&P 500 Stock Index, maintaining industry weightings similar to those of the Index. The principal strategy of the Fund's advisor is to create a broadly diversified portfolio of common stocks and, to reduce the volatility of the Fund's portfolio, by selling covered call options. In seeking to achieve total return, the advisor anticipates that income will be derived from dividends on the common stock in the Fund's portfolio and premiums from selling covered call options and, that, capital appreciation will be derived from appreciation of the Fund's common stock portfolio, if any.

     The Fund's option strategy is commonly referred to as "hedging." The Fund has no maximum or minimum level that will be hedged, but anticipates being fully hedged with the exception of the utility industry, for which option premiums have historically been low. Under normal circumstances, at least 80% of the Fund's portfolio will be hedged using covered call options. When selecting the appropriate option for a stock in the portfolio, the advisor bases its decision on the current dividend for the stock, the historical volatility of the stock and the current option premium. The advisor will engage in active trading of the Fund's portfolio securities as a result of its option strategy.

     When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. The option is "covered" because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options will also limit the Fund's gain, if any, on the underlying securities.

     The advisor believes that in a flat or falling market, a covered call strategy on a broadly diversified portfolio will generally outperform the same portfolio without the options because of the premiums received from writing call options. The advisor believes that in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying securities over their exercise prices) such a portfolio will also generally outperform the same portfolio without the options. In a rapidly rising market (where the aggregate appreciation of the underlying securities over their exercise prices exceeds the income from premiums), a covered call strategy on a broadly diversified portfolio will underperform the same portfolio without the options. To the extent the Fund receives premiums from expired options and profits from closing purchase transactions, any return from dividends and appreciation will be enhanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o OPTION WRITING RISK. When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the stock beyond the exercise price (plus the premium received). In a rapidly rising market, the Fund could significantly underperform the market. The gain on the underlying stock will be equal to the difference between the exercise price and the original purchase price of the underlying security, plus the premium received. The gain may be less than if the Fund had not sold an option on the underlying security. If a call expires unexercised, the Fund realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying securities during the option period which may exceed such gain. If the underlying securities should decline by more than the option premium the Fund received, there will be a loss on the overall position.
o MANAGEMENT RISK. The advisor's strategy may fail to produce the intended results.
o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices and the Fund's hedging strategy cannot eliminate stock volatility. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares. The Fund's option strategy cannot prevent losses on the stocks in the portfolio.
o    The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INFORMATION ABOUT THE FUND

o The investment objective of the Fund may be changed without shareholder approval. You will be notified 60 days in advance if the Fund's policy to hedge at least 80% of its portfolio is changed.
o The premium the Fund receives for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. Options written by the Fund will normally have expiration dates between one and nine months from the date written. From time to time, for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.
o From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW THE FUND HAS PERFORMED

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the return of the Fund from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                       TOTAL RETURN AS OF DECEMBER 31ST 1

                                 [CHART OMITTED]

                        2000            0.40%
                        2001           -3.08%
                        2002          -14.53%
                        2003           14.69%
                        2004            5.52%


     During the period shown, the highest return for a quarter was 10.30% (4th quarter, 2001); and the lowest return was -14.97% (3rd quarter, 2002).

     (1) The Fund was organized to acquire all the assets and liabilities of the Dobson Covered Call Fund, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization, which will be effective as of June 6, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart includes the Predecessor Fund's returns.


                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/2004:


                                                                         1 YEAR        5 YEARS        SINCE INCEPTION 1
                                                                         ------        -------        ----------------
THE FUND
     Return Before Taxes                                                  5.52%          0.13%                    1.95%
     Return After Taxes on Distributions2                                 5.35%         -1.96%                   -0.21%
     Return After Taxes on Distributions
        and Sale of Fund Shares2                                          3.59%         -1.06%                    0.43%
INDEX (reflects no deductions for fees, expenses or taxes)
     S&P 500 Index3                                                      10.83%         -2.33%                    0.76%

1Inception of the Predecessor Fund on March 24, 1999.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy and, as such, is representative of a broader market and range of securities than is found in the Fund's portfolio.


                   FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and other Distributions..................................................NONE
Redemption Fees1............................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees2...........................................................0.80%
Distribution (12b-1) Fees3.................................................0.00%
Other Expenses.............................................................1.98%
Total Annual Fund Operating Expenses.......................................2.78%
Expense Reimbursement4.....................................................1.28%
Net Expenses...............................................................1.50%

1A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
2 As compensation for its management services, the Fund is obligated to pay the advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount, if any, by which total operating expenses (including the management fee) exceed 1.50%.
3 The Fund currently is not assessing a 12b-1 fee, but may do so in the future. 4 The advisor contractually has agreed to reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses, excluding brokerage costs, any 12b-1 fees, borrowing costs (such as interest and dividends on securities sold short) taxes and extraordinary expenses, at 1.50% of its average daily net assets through July 31, 2007.

Example:
--------

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------- -------------------- ------------------ ------------------
        1 YEAR               3 YEARS             5 YEARS           10 YEARS
        ------               -------             -------           --------

--------------------- -------------------- ------------------ ------------------
       $153                 $474                 $818              $1,791
--------------------- -------------------- ------------------ ------------------


                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $2,500 and there is no minimum on subsequent investments. There is no minimum on initial or subsequent investments by tax deferred retirement plans (including IRA, SEP-IRA, Profit Sharing and Money Purchase Plans) or uniform gifts to minor accounts. This minimum may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

     BY MAIL - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check, subject to the minimum amount) made payable to the Fund.

     U.S. MAIL:                                  OVERNIGHT:
     Dobson Covered Call Fund                    Dobson Covered Call Fund
     c/o Unified Fund Services, Inc.             c/o Unified Fund Services, Inc.
     P.O. Box 6110                               431 North Pennsylvania Street
     Indianapolis, Indiana 46206-6110            Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at 877-2-DOBSON to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Huntington Bank, N.A.
         ABA #_________________
         Attn: Dobson Covered Call Fund
         D.D.A. # ________________
         Account Name _________________(write in shareholder name) For the Account # ______________ (write in account number)

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name                 -the name of your account(s)
-your account number(s)    -a check made payable to the Dobson Covered Call Fund

Checks should be sent to the Dobson Covered Call Fund at the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer term investors, the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); SIMPLE Plans; 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

     You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the advisor deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. You may contact the transfer agent at 877-2-DOBSON for more information. Please consult your tax advisor for information about the tax effects of such an exchange.

     The Fund may limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. The Fund and its transfer agent will not accept third party checks, cashier checks, counter checks, travelers checks, money orders or credit card checks. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

     The Fund may authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

DISTRIBUTION PLAN

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), which permits the Fund to pay directly, or reimburse the advisor and distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. The Fund is not currently incurring expenses under the Plan. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.


                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution. .

     BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed as follows:

     U.S. MAIL:                                  OVERNIGHT:
     Dobson Covered Call Fund                    Dobson Covered Call Fund
     c/o Unified Fund Services, Inc.             c/o Unified Fund Services, Inc.
     P.O. Box 6110                               431 North Pennsylvania Street
     Indianapolis, Indiana 46206-6110            Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-2-DOBSON if you have questions. At the discretion of the Fund or its transfer agent (Unified Fund Services, Inc.), a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the transfer agent at 877-2-DOBSON. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     FUND POLICY ON MARKET TIMING - The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing and there can be no assurance that the Fund will be able to do so. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the transfer agent at 877-2-DOBSON. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of short-term capital gains from the sale of options.

     TAXES. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed in the chart below. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. If the Fund has to sell a security because of the exercise of a call option, the Fund will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the option premium received. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     By permitting its underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. Portfolio turnover also results in capital gains for income tax purposes. The Fund will attempt to minimize portfolio turnover by entering into closing purchase transactions that it deems appropriate to achieve the Fund's objectives. A high portfolio turnover rate can result in higher current realization of capital gains and a potentially larger current tax liability.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

     The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

TYPE OF TRANSACTION                                          TAX STATUS
-------------------                                          ----------

Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions                    Ordinary income rate
Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*
Sales of shares                                              Gains taxed at generally maximum 15%
(including redemptions) owned                                on non-corporate taxpayers*
more than one year
Sales of shares                                              Gains are taxed at the same rate as ordinary
(including redemptions) owned                                income; losses are subject to special rules
for one year or less

*For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.


                             MANAGEMENT OF THE FUND

     Dobson Capital Management, Inc., 1422 S. Van Ness Street, Santa Ana, California, serves as investment advisor to the Fund. The advisor determines the securities to be held or sold by the Fund. Dobson Capital Management, Inc. is a California corporation established in 1998.

     Under the terms of the management agreement, the advisor manages the Fund's investments, subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount, if any, by which total operating expenses (including the management fee) exceed 1.50%. To the extent not covered by the above, the advisor also has contractually agreed to reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses, at 1.50% of its average daily net assets. For the fiscal year ended July 31, 2004, the advisor received no compensation from the Fund.

     Each annual report of the Fund will contain information about the factors that the Fund's board of directors considered in approving the Fund's management agreement.

     The advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     ABOUT THE PORTFOLIO MANAGER. Charles L. Dobson is the President, Director and sole shareholder of the advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dobson was associated with Analytic/TSA Global Asset Management for nearly twenty years, acting as Executive Vice President and Portfolio Manager of the Analytic Optioned Equity Fund from March 1992 until May 1998, and Executive Vice President and Secretary of the Analytic Series Fund from November 1992 until May 1998. Mr. Dobson graduated from the University of California at Irvine where he received a BA in Economics and an MS in Administration.

     The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal year ended July 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for prior years has been audited by another independent public accounting firm.

                                YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                              JULY 31, 2004      JULY 31, 2003     JULY 31, 2002    JULY 31, 2001     JULY 31, 2000
                             -----------------  ----------------- ---------------- ---------------- ------------------

SELECTED PER SHARE DATA
Net asset value,
beginning of period           $       6.85       $        6.88     $        9.34     $     10.67      $       10.78
                             -----------------  ----------------- ---------------- ---------------- ------------------
Income from investment
operations
Net investment income                 0.02                0.03              0.02            0.04               0.03
Net realized and
unrealized gain (loss)                0.50                0.42             (1.36)          (0.22)              0.35
                             -----------------  ----------------- ---------------- ---------------- ------------------
Total from investment                 0.52                0.45             (1.34)          (0.18)              0.38
operations
                             -----------------  ----------------- ---------------- ---------------- ------------------
LESS DISTRIBUTIONS TO
SHAREHOLDERS:
From net investment income               -               (0.02)            (0.03)          (0.18)             (0.01)
From net realized gain                   -               (0.46)            (1.09)          (0.97)             (0.48)
                             -----------------  ----------------- ---------------- ---------------- ------------------
Total distributions                      -               (0.48)            (1.12)          (1.15)             (0.49)
                             -----------------  ----------------- ---------------- ---------------- ------------------

Net asset value, end of
period                        $       7.37       $        6.85      $       6.88     $      9.34      $       10.67
                             =================  ================= ================ ================ ==================

TOTAL RETURN (A)                      7.59%              6.91%            -15.82%         -1.64%              3.59%

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of period
(000)                         $      6,258       $       4,798      $      1,392      $     1,652     $      1,540
Ratio of expenses to
average net assets                    1.50%              1.50%              1.50%          1.50%              1.50%
Ratio of expenses to
average net assets before
waiver & reimbursement                1.98%              4.83%              5.51%          5.19%              5.47%
Ratio of net investment
income to average net
assets
                                      0.34%              0.48%              0.26%          0.44%              0.31%
Ratio of net investment
income to average net
assets before waiver &
reimbursement                        (0.14)%            (2.85)%            (3.75)%        (3.25)%            (3.66)%
Portfolio turnover rate              10.25%              0.47%              6.51%          6.62%             31.75%

(a) Total return in the above table represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of Fund's portfolio holdings by the Funds affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 877-2-DOBSON to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the
Fund and to make shareholder inquiries. Alternatively, you may obtain these documents from the Fund's advisor's Internet site at www.dobsoncapital.com,
                                                          ---------------------
under "Fund Profile".


     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and
                                                        ------------------
copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by
                                                       ------------------
writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







Investment Company Act #811-21237

                            DOBSON COVERED CALL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 3, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Dobson Covered Call Fund (the "Fund") dated June 3, 2005. This SAI incorporates by reference the annual report to shareholders of the Dobson Covered Call Fund a series of AmeriPrime Funds (the "Annual Report") for the fiscal year ended July 31, 2004. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-877-236-2766.


                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND..............................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK.........................2

INVESTMENT LIMITATIONS.........................................................4

INVESTMENT ADVISOR.............................................................7

DISTRIBUTION PLAN..............................................................9

TRUSTEES AND OFFICERS..........................................................9

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................13

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15

DETERMINATION OF NET ASSET VALUE..............................................16

REDEMPTION IN-KIND............................................................17

STATUS AND TAXATION OF THE FUND...............................................17

CUSTODIAN.....................................................................19

FUND SERVICES.................................................................19

ACCOUNTANTS...................................................................20

DISTRIBUTOR...................................................................20

PROXY VOTING POLICIES.........................................................20

FINANCIAL STATEMENTS..........................................................21

DESCRIPTION OF THE TRUST AND FUND

     The Dobson Covered Call Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") to acquire all the assets of the Dobson Covered Call, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization, to be effective June 6, 2005. The Predecessor Fund commenced operations on March 24, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Dobson Capital Management, Inc. (the "Advisor").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Risk Return Summary").

     A.  Equity   Securities.   Equity  securities   consist  of  common  stock,
         -------------------
convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of a Fund will fluctuate. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

     B. Options Transactions.  The Fund may write (sell) covered call options. A
        --------------------
covered call option on a security is an agreement to sell a particular security in the Fund's portfolio if the option is exercised at a specified price, or before a set date. The Fund may also sell exchange listed stock index call options to hedge against risks of market wide price movements. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to the expiration of the option by making an offsetting purchase of an identical option. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund's custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying security or to deposit liquid high quality debt obligations in a separate account with the custodian. When a Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When the Fund writes a covered call option, it will receive a premium, but will assume the risk of loss should the price of the underlying security fall below the exercise price.

     A call option gives the purchaser of the option the right to buy, and the writer of the option has the obligation to sell, the underlying securities at the exercise price during the option period. The Fund, as the writer of the option, receives a premium from the purchaser of the call option. During the time the Fund is obligated under the option, the Fund may be assigned an exercise notice by the broker-dealer through whom the call was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. The obligation is terminated only upon expiration of the option or at such earlier time as the Fund purchases the option back (closing purchase transaction). Once the Fund has been assigned an exercise notice, it will be unable to enter into a closing purchase transaction. So long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

     To secure this obligation to deliver the underlying security, the Fund is required to deposit in escrow the underlying securities or other assets in accordance with the rules of the clearing corporation and the exchange on which the call option is traded. To fulfill this obligation at the time an option is written, the Fund, in compliance with its custodian agreement, directs the custodian of its investment securities, or a securities depository acting for the custodian, to act as the Fund's escrow agent by issuing an escrow receipt to the clearing corporation respecting the option's underlying securities. The clearing corporation will release the securities from this escrow either upon the exercise of the option, the expiration of the option without being exercised or when the Fund enters into a closing purchase transaction. Until such release the Fund cannot sell the underlying securities.

     The Fund will write options on such portion of its portfolio as the Advisor determines is appropriate in seeking to attain the Fund's objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

     C. Stock Index Options.  The Fund may sell exchange listed stock index call
        -------------------
options to hedge against risks of market wide price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock and the sensitivity of its stock investments to factors influencing the stock market as a whole. A stock index fluctuates with changes in the market values of the securities included in the index. Options on securities indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a stock index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed "index multiplier." To cover the potential obligations involved in writing stock index options, the Fund will either: (a) hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily.

The Fund will only write stock index options when in its opinion the underlying stocks will correlate with the index.

     The Fund's ability to hedge effectively all or a portion of its securities through transactions in stock index options depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant index. Inasmuch as such securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the underlying securities being hedged will not move in the same amount as the stock index.

     D.  Repurchase  Agreements.  The Fund may invest in  repurchase  agreements
         ----------------------
fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires
                                                      ----
ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Huntington Bank (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

INVESTMENT LIMITATIONS

     Fundamental.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e.,
                                                                           ---
they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1.  Borrowing  Money.  The Fund will not borrow money,  except:  (a) from a
         ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  Senior  Securities.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

     3. Underwriting.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans.  The Fund will not make loans to other  persons,  except:  (a) by
        -----
loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8.  Diversification.  The Fund  will not  invest in the  securities  of any
         ---------------
issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental.  The following  limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  Pledging.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not engage in borrowing.
        ---------

     3. Margin Purchases.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Short Sales. The Fund will not effect short sales of securities.
        -----------

     5.  Options.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles except as described in the Prospectus or this Statement of Additional Information.

     6.  Illiquid  Investments.  The Fund may not purchase  illiquid  securities
         ---------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

     7. Loans of Portfolio Securities. The Fund will not make loans of portfolio
        -----------------------------
securities.

     8. 80% Investment Policy. Under normal  circumstances,  at least 80% of the
        ---------------------
Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be hedged using covered call options. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type:
"Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the Fund's shareholders.

INVESTMENT ADVISOR

     The Fund's investment advisor is Dobson Capital Management, Inc. As sole shareholder of the Advisor, Charles L. Dobson may be deemed to be a controlling person of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average value of its daily net assets less the amount, if any, by which total annual operating expenses, including the management fee, exceed 1.50% of the average daily value of its net assets. The Advisor has contractually agreed to reimburse the Fund for the operating expenses it incurs, excluding brokerage costs; borrowing costs (such as (a) interest and (b) dividends on securities sold short); taxes; and extraordinary expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.50% of its average daily net assets.


     The following table describes the advisory fees paid to the Advisor by the Predecessor Fund for the last three fiscal periods:

           ---------------------------------------------------------------------------------------------------------
           Fiscal Year Ended                Advisory Fees Earned     Total Expenses          Net Advisory Fees Paid
                                                                     Reimbursed
                                                                     and/or Waived
           ---------------------------------------------------------------------------------------------------------
           July 31, 2002                    $12,753                  $70,388                 $0
           ---------------------------------------------------------------------------------------------------------
           July 31, 2003                    $17,507                  $94,138                 $0
           ---------------------------------------------------------------------------------------------------------
           July 31, 2004                    $45,646                  $73,320                 $0
           ---------------------------------------------------------------------------------------------------------


     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on May 25, 2005. Prior to the meeting, the Trustees received and reviewed materials provided by the Advisor in advance of the meeting, including current financial statements and Form ADV Part II of the Advisor, and a letter to the Board from the Advisor describing its current business and compliance activities. In its materials, the Advisor advised the Board that there were no proposed changes to the Management Agreement previously in place for the Predecessor Fund. The Advisor also notified the Board that it contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund so that total operating expenses do not exceed 1.50% of average daily net assets through July 31, 2007.

     At the meeting, the Trustees reviewed reports comparing the Predecessor Fund's performance, the Fund's management fee and total expenses to those of its peer group. The Trustees noted that the Fund's total expenses (after reimbursement) are lower than its peer group's (1.50% v. 1.67%), and the Predecessor Fund underperformed its peer group for the past one year, but that performance was improving and the Predecessor Fund outperformed its peer group for the prior three months. The Board held a telephone conference with the Fund's Portfolio Manager to discuss the Predecessor Fund's performance and the Advisor's business and compliance activities. The Portfolio Manager advised the Board that he manages the Fund and no other separate accounts or pooled investment vehicles. The Trustees questioned him about the Advisor's use of soft dollars, profitability of the Management Agreement and whether any personnel changes at the firm are anticipated. The Portfolio Manager advised the Board that the Advisor does not engage in soft dollar arrangements, that the Management Agreement is not profitable because the Advisor has been reimbursing Predecessor Fund expenses for the past three years and, that no changes in personnel or management style are expected at the Advisor. He also stated that the Advisor has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws.

     Based on, among other factors, the Fund's low expense ratio and improving performance record of the Predecessor Fund under the management of the Advisor, the Trustees, including the Independent Trustees, unanimously determined that the Management Agreement between the Trust and the Advisor on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees noted that the Management Agreement would remain in effect for a period of two years from the date of its execution and, thereafter, from year to year, subject to approval by the Board of Trustees, including a majority of the Independent Trustees.

     The Advisor retains the right to use the name "Dobson" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Dobson" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. If a financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

ABOUT THE PORTFOLIO MANAGER

     Mr. Charles Dobson serves as the sole portfolio manager to the Fund and, as such, is responsible for making the investment decisions for the Fund ("Portfolio Manager"). Beginning July 31, 2004, the Portfolio Manager exclusively managed the Fund and was not responsible for the management of any other account. The Portfolio Manager is compensated for his services by the Advisor. The Portfolio Manager's compensation consists of a fixed salary that is not tied to the performance of the Fund or any other account. As of July 31, 2004, the Portfolio Manager beneficially owned $100,001 to $500,000 in shares of the Fund.

DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Fund to pay directly, or reimburse the Advisor and the Fund's distributor, for distribution expenses in amount not to exceed 0.25% of the average daily net assets of the Fund. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares, or that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services, including, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plan.

     The Trustees expect that the Plan may significantly enhance the Fund's ability to distribute its shares. The Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan must be approved by a majority of the outstanding shares of the Fund, and all material amendments to the Plan or any related agreement must be approved by the Board of Trustees, including a majority of the Independent Trustees. Certain officers of the Trust are officers of the distributor and, as such, may indirectly benefit from payments received by the distributor. The Fund currently does not impose 12b-1 fees but may in the future.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

     The  following  table  provides   information   regarding  the  Independent
Trustees:


----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
COMPLEX,** TERM OF POSITION WITH TRUST                AND OTHER  DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime
Independent Trustee, December 2002 to present         Funds since 1995 and AmeriPrime Advisors Trust since July
                                                      2002; Trustee of Access Variable Insurance Trust since
                                                      April 2003; Trustee of CCMI Funds from June 2003
                                                      through March 2005.

----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder of The Rose, Inc., a registered
                                                      investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent       Advisors Trust since November 2002 and AmeriPrime Funds since
Trustee, December 2002 to present                     December 2002; Trustee of CCMI Funds from June 2003 through
                                                      March 2005.

----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President of International Crankshaft Inc., an automotive
                                                      equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present         and General Manager from 1990 to 2003; Trustee of The Unified
                                                      Funds from 1994 to 2002; Trustee of Firstar Select Funds, a
                                                      REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime
                                                      Advisors Trust since November 2002 and AmeriPrime Funds since
                                                      December 2002; Trustee of CCMI Funds from June 2003 through
                                                      March 2005.
----------------------------------------------------- ----------------------------------------------------------------

*    The address for each trustee is 431 N. Pennsylvania St.,  Indianapolis,  IN
     46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex currently consists of 27 series.

     The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2004.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.


----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
COMPLEX,** TERM OF POSITION WITH TRUST                AND OTHER DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and Legal Counsel of The
                                                      Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                     Executive Vice President and Director from 1990 to 2000;
                                                      Director of First State Financial since 1998; Director, Vice
                                                      President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and AmeriPrime
                                                      Funds since December 2002; Trustee of CCMI Funds from June
                                                      2003 through March 2005.

----------------------------------------------------- ----------------------------------------------------------------


----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             Executive Vice President of Unified Fund Services, Inc., the
                                                      Trust's administrator, since June 2004, Senior Vice President
President, July 2004 to present                       from April 2003 to June 2004; Senior Vice President and Chief
                                                      Information Officer of Unified Financial Services, Inc., the
                                                      parent company of the Trust's administrator and distributor, from 1997 to November 2004; President of AmeriPrime Funds and
                                                      AmeriPrime Advisors Trust since July 2004; President of CCMI
                                                      Funds from July 2004 through March 2005.

----------------------------------------------------- ----------------------------------------------------------------
Thomas G. Napurano (1941)                             Chief Financial Officer and Executive Vice President of
                                                      Unified Financial Services, Inc., the parent company of the
Chief Financial Officer and Treasurer, December       Trust's administrator and distributor, since 1989, Director
2002 to present                                       from 1989 to March 2002; Director of Unified Financial
                                                      Securities, Inc., the Trust's distributor, since December 2004,
                                                      Chief Financial Officer and Executive Vice President since June
                                                      1990; Executive Vice President, Treasurer, and Chief Financial
                                                      Officer of Unified Fund Services, Inc., the Trust's
                                                      administrator, since 1990, Director since 2004; Treasurer and
                                                      Chief Financial Officer of AmeriPrime Funds and AmeriPrime
                                                      Advisors Trust since October 2002; Treasurer and Chief
                                                      Financial Officer of CCMI Funds from June 2003 through March
                                                      2005; Treasurer of The Unified Funds from 1994 to 2002
                                                      and Firstar Select Funds from 1997 to 2000.

----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since December 2003; Assistant Vice President
Secretary, September 2004 to present                  of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
                                                      Trust Officer from 1998 to 2000; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust since September 2004; Secretary of CCMI Funds from September 2004 through March 2005;
                                                      Principal Accounting Officer of Lindbergh Funds from February
                                                      2004 to February 2005.

----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chief Compliance Officer of AmeriPrime Advisors Trust, and
                                                      CCMI Funds since October 2004; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present     Unified Financial Securities, Inc., the Trust's distributor, since December 2004 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of
                                                      Compliance of Unified Fund Services, Inc., the Trust's
                                                      administrator, from October 2003 to September 2004; Chief
                                                      Compliance Officer of Unified Financial Services, Inc., the
                                                      parent company of the Trust's administrator and distributor, from 2000 to 2004.

----------------------------------------------------- ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2004.

-------------------------------------- ----------------------------------- -----------------------------------------
                                                                           AGGREGATE DOLLAR RANGE OF SHARES OF ALL
               TRUSTEE                    DOLLAR RANGE OF FUND SHARES           FUNDS WITHIN THE FUND COMPLEX*
-------------------------------------- ----------------------------------- -----------------------------------------
Gary E. Hippenstiel                                   None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Ronald Tritschler                                     None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Stephen Little                                        None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Daniel Condon                                         None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------

* Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex currently consists of 27 series.

     Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis. Trustees' and officers' fees and expenses of the Trust are Fund Complex expenses and each series incurs its expenses at the same rate.

==================================== ==================== ==================== =================== =====================
                                          AGGREGATE           PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
                                        COMPENSATION          RETIREMENT         BENEFITS UPON     FROM TRUST AND FUND
       INDEPENDENT TRUSTEES             FROM THE FUND      BENEFITS ACCRUED        RETIREMENT            COMPLEX*
                                                            AS PART OF FUND
                                                               EXPENSES
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $ 1,440                $0                   $0                $36,000
Chairman of the Audit Committee
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,440                 $0                   $0                $36,000
Board
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel Condon, Trustee                      $ 960                 $0                   $0                $24,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
==================================== ==================== ==================== =================== =====================
   NON-INDEPENDENT TRUSTEES AND           AGGREGATE           PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
             OFFICERS                   COMPENSATION          RETIREMENT         BENEFITS UPON     FROM TRUST AND FUND
                                        FROM THE FUND      BENEFITS ACCRUED        RETIREMENT            COMPLEX*
                                                            AS PART OF FUND
                                                               EXPENSES
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee               $960                  $0                   $0                $24,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Thomas G. Napurano, CFO and                  $0                   $0                   $0                   $0
Treasurer
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony Ghoston, President and CEO           $0                   $0                   $0                   $0
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Freddie Jacobs, Secretary                    $0                   $0                   $0                   $0
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Lynn Wood, Chief Compliance Officer        $5,000                 $0                   $0                $125,000
==================================== ==================== ==================== =================== =====================

* Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of June 3, 2005, the Fund did not have any control person or principal shareholder.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. For the fiscal year ended July 31, 2004, the Advisor did not direct any brokerage transactions to brokers on the basis of research services provided by such brokers to the Predecessor Fund.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes adjustment is reasonable.

     The following table provides information regarding the amount of brokerage commissions paid by the Predecessor Fund for the last three fiscal years:

     -------------------------------------- ------------------------------------
                  Fiscal Year End                   Brokerage Commissions Paid

     -------------------------------------- ------------------------------------
                    July 31, 2002                            $2,571
     -------------------------------------- ------------------------------------
                    July 31, 2003                            $4,320
     -------------------------------------- ------------------------------------
                    July 31, 2004                            $7,524
     -------------------------------------- ------------------------------------

     The Trust and the Advisor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund or the Advisor, free of charge, by calling the Fund at 1-877-236-2766. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. In addition, such third parties will be subject to an independent obligation not to trade on confidential information or they must confirm to the Fund that they will not use such confidential information to trade for their own account.

     Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties
that  the  Fund  knows  will  use  the  information   for  personal   securities
transactions.


DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The Board of Trustees annually approves the pricing service used by the Fund's fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets                 =  Net Asset Value Per Share
                   -----------------------
                      Shares Outstanding

     An example of how the Predecessor Fund calculated its net asset value per share as of the fiscal year ended July 31, 2004 is as follows:

                      $6,258,380          =          $7.37
                       -------------------
                        849,716

REDEMPTION IN-KIND

     The fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the fund's net asset value, the fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the fund.

STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as
                 ---
a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");
o    Diversify its investments in securities  within certain  statutory  limits;
     and
o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2004, the Predecessor Fund had capital loss carryforwards of $108,527 expiring in 2012.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE ABOVE AND FOR INFORMATION REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAXES.


CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or officers or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to various minimum monthly fees, the maximum being $1,250 per month (for assets of $10 million or more).

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund at an annual rate of 0.05% of the Fund's assets for the first $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets from $100 million to $150 million and 0.03% over $100 million (subject to a minimum fee of $2,500 per month).

     The following table provides information regarding fees paid by the Predecessor Fund to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services.

------------------------------- ---------------------------- ---------------------------- ----------------------------
      FISCAL YEAR ENDED                FEES PAID FOR                FEES PAID FOR                FEES PAID FOR
                                      TRANSFER AGENT             ACCOUNTING SERVICES        ADMINISTRATIVE SERVICES
                                         SERVICES
------------------------------- ---------------------------- ---------------------------- ----------------------------
July 31, 2004                              $11,394                    $14,545                       $31,958
------------------------------- ---------------------------- ---------------------------- ----------------------------
July 31, 2003                              $10,960                     $9,600                       $30,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
July 31, 2002                              $11,532                    $13,066                       $30,000
------------------------------- ---------------------------- ---------------------------- ----------------------------


ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending July 31, 2005. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are a director and/or officers of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibility regarding proxy voting for securities held by the Fund to the Fund's Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

     The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The Advisor generally opposes proposals that it considers to have the potential for negative impact on shareholders.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling 1-1-877-236-2766 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204,
Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above, or from Fund documents available on the SEC's web site.


FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this SAI are hereby incorporated by reference to the Predecessor Fund's Annual Report to the Shareholders for the period ended July 31, 2004. You may obtain a copy of the Annual Report without charge by calling the Fund at 1-877-236-2766.


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